Exhibit 24

                                POWER OF ATTORNEY

         The undersigned, members of the Board of Directors and Officers of SALTON SEA FUNDING CORPORATION, a Delaware corporation (the "Company"), and the following companies:

         Salton Sea Brine Processing L.P.       Salton Sea Power Generation L.P.
         Fish Lake Power LLC                    Vulcan Power Company
         CalEnergy Operating Corporation        Salton Sea Royalty LLC
         VPC Geothermal LLC                     San Felipe Energy Company
         Conejo Energy Company                  Niguel Energy Company
         Vulcan/BN Geothermal Power Company     Leathers, L.P.
         Del Ranch, L.P.                        Elmore, L.P.
         Salton Sea Power L.L.C.                CE Turbo LLC
         CE Salton Sea Inc.

hereby constitute and appoint Steven A. McArthur and Douglas L. Anderson and each of them, as his/her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for and in his stead, in any and all capacities, to sign on his behalf the Company's Form 10-K Annual Report for the fiscal year ending December 31, 1999 and to execute any amendments thereto and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission and applicable stock exchanges, with the full power and authority to do and perform each and every act and thing necessary or advisable to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated as of March 29, 2000.

/s/ Robert S. Silberman                         /s/ Larry Kellerman
ROBERT S. SILBERMAN                             LARRY KELLERMAN

/s/ Patrick J. Goodman                          /s/ John Harrison
PATRICK J. GOODMAN                              JOHN HARRISON

/s/ Joseph M. Lillo
JOSEPH M. LILLO

                                                                    Exhibit 24

                                POWER OF ATTORNEY

         The undersigned, members of the Board of Directors and Officers of SALTON SEA FUNDING CORPORATION, a Delaware corporation (the "Company"), and the following companies:

         CalEnergy Minerals LLC
         Salton Sea Minerals Corp.


hereby constitute and appoint Steven A. McArthur and Douglas L. Anderson and each of them, as his/her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for and in his stead, in any and all capacities, to sign on his behalf the Company's Form 10-K Annual Report for the fiscal year ending December 31, 1999 and to execute any amendments thereto and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission and applicable stock exchanges, with the full power and authority to do and perform each and every act and thing necessary or advisable to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated as of March 29, 2000.

/s/ Gregory E. Abel                             /s/ Joseph M. Lillo
GREGORY E. ABEL                                 JOSEPH M. LILLO

/s/ Patrick J. Goodman                          /s/ Robert S. Silberman
PATRICK J. GOODMAN                              ROBERT S. SILBERMAN